Summary Prospectus April 30, 2022
Driehaus International Small Cap Growth Fund Ticker: DRIOX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2022, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online (https://www.driehaus.com/fund-resources). You can also get this information at no cost by calling 1-800-560-6111, by sending an email request to mutualfunds@driehaus.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective

Driehaus International Small Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	1.15%

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers, and under normal market conditions, invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of non-U.S. small capitalization companies. The investment adviser considers non-U.S. small capitalization companies to be companies located in the same countries and within the same market capitalization range at the time of investment as those included in the MSCI All Country World ex USA Small Cap Growth Index. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the investment adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2022, approximately 97% of the MSCI All Country World ex USA Small Cap Growth Index consisted of companies with a market capitalization of less than $8 billion. The Fund seeks to be opportunistic in pursuing companies that meet its criteria regardless of geographic location and, therefore, at certain times, the Fund could have sizeable positions in either developed countries or emerging markets. In addition, while the Fund will invest primarily in the equity securities of non-U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of U.S. companies. The Fund may invest in companies with limited or no operating histories. The Fund frequently and actively trades its portfolio securities.

The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any other country or market with similar emerging characteristics. The amount of the Fund’s assets invested in emerging markets will vary over time and could be substantial. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country, although at all times the Fund must be invested in at least three countries (not limited to emerging markets countries).

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The decision is also informed by the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by war, acts of terrorism, geopolitical conflict, public health issues, recessions, global pandemics and other risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The following risks may be associated with investments in foreign securities: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets, U.S.

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and foreign actions, such as the imposition of tariffs, economic and trade sanctions or embargoes; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments. To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall net asset value. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Small-Sized Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Emerging Market Risk. The Fund invests in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. To the extent the Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies and less developed capital markets than traditional emerging market countries.

Allocation Risk. The Fund’s overall risk level will depend on the companies, countries, regions, markets, market sectors, industries and asset classes in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, region, asset class, industry, market or market sector, the value of the Fund’s shares may be affected by events that adversely affect that company, country, region, market, industry, asset class, or market sector and may fluctuate more than that of a less focused fund. The Fund has or is expected to have significant exposure to Europe and may be vulnerable to risks specific to the European region. Adverse economic, political or social developments in Europe, or in a particular European country, could have a negative effect on the value of the Fund’s portfolio. Many European countries are members of the European Union and, as members, such countries share a common currency and certain fiscal policies.

Equity Securities Risk. In a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.

Depositary Receipts. The Fund may invest in foreign securities in the form of depositary receipts which include American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) (collectively “Depository Receipts”). Investment in Depository Receipts does not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, tax, currency and regulatory risk. To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation

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of such instruments. In the case of an unsponsored Depository Receipt, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored Depository Receipt. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility—or variability—of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 27.52% (quarter ended 6/30/20) and the lowest return for a quarter was -25.38% (quarter ended 3/31/20).

Average Annual Total Returns as of December 31, 2021	1 Year	5 Years	10 Years
Driehaus International Small Cap Growth Fund
Return Before Taxes	12.49%	17.46%	12.54%
Return After Taxes on Distributions	4.83%	13.51%	9.74%
Return After Taxes on Distributions and Sale of Fund Shares	9.53%	12.82%	9.32%
MSCI All Country World ex USA Small Cap Growth Index – Net (reflects no deduction for fees, expenses or taxes)	11.53%	13.43%	10.29%

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Daniel Burr, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/14	David Mouser, Portfolio Manager of DCM Portfolio Manager of the Fund since 9/07	Ryan Carpenter, Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/10

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Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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